UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 20, 2021

SL GREEN REALTY CORP.

SL GREEN OPERATING PARTNERSHIP, L.P.

(Exact name of registrant as specified in its charter)

Maryland	1-13199	13-3956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Delaware	333-167793-02	13-3960938
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Vanderbilt Avenue New York, New York 10017 (Address of principal executive offices, including zip code)

(212)594-2700

(Registrants’ Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions(see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Trading Symbol	Title of Each Class	Name of Each Exchange on Which Registered
SL Green Realty Corp.	SLG	Common Stock, $0.01 par value	New York Stock Exchange
SL Green Realty Corp.	SLG.PRI	6.500% Series I Cumulative Redeemable Preferred Stock, $0.01 par value	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Twenty-Eighth Amendment to the First Amended and Restated Agreement of Limited Partnership of SL Green Operating Partnership, L.P.

On December 20, 2021, SL Green Realty Corp. (the “Company”), as the general partner of SL Green Operating Partnership, L.P. (the “Operating Partnership”), entered into a twenty-eighth amendment (the “Twenty-Eighth Amendment”) to the Operating Partnership’s First Amended and Restated Agreement of Limited Partnership, dated August 20, 1997 (as amended through the date hereof, the “Partnership Agreement”), providing the Operating Partnership the ability to make a tax election described in New York Tax Law Section 861 with respect to 2021 and any subsequent taxable year of the Operating Partnership and to pay, on behalf of each of its eligible partners, tax imposed by New York Tax Law Section 862 and any estimates thereof, which is intended to allow each eligible partner to receive its applicable credit against its New York tax obligations and to be allocated a corresponding deduction for U.S. federal income tax purposes by the Operating Partnership. The Twenty-Eighth Amendment further provides that the Operating Partnership shall have the authority, subject to certain conditions set forth in the Twenty-Eighth Amendment, to withhold cash amounts otherwise due to each partner under the Operating Partnership up to the amount of New York taxes that the Operating Partnership has paid on such partner’s behalf (the “PTET Deficit”). As further described in the Twenty-Eighth Amendment, if any partner has a PTET Deficit in excess of $1 million, then such partner will be required, upon written request from the Company, to repay the amount of such PTET Deficit as indicated by the Company in such written request and to grant a security interest over such partner’s limited partnership units to secure such repayment obligation.

The foregoing description of the Twenty-Eighth Amendment is qualified in its entirety by reference to the Twenty-Eighth Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Twenty-Eighth Amendment, dated December 20, 2021, to the First Amended and Restated Agreement of Limited Partnership of SL Green Operating Partnership, L.P.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SL GREEN REALTY CORP.

By:	/s/ Andrew S. Levine
Andrew S. Levine
Executive Vice President, Chief Legal Officer and General Counsel

SL GREEN OPERATING PARTNERSHIP, L.P.

By: SL GREEN REALTY CORP., its general partner

	By:	/s/ Andrew S. Levine
Andrew S. Levine
Executive Vice President, Chief Legal Officer and General Counsel
Date: December 22, 2021